AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended
Unaudited	March 31,
	2018	2017 As Adjusted	Percent Change
Operating Revenues
Service	$33,646	$36,456	-7.7%
Equipment	4,392	2,909	51.0%
Total Operating Revenues	38,038	39,365	-3.4%

Operating Expenses
Cost of services and sales
Equipment	4,848	3,848	26.0%
Broadcast, programming and operations	5,166	4,974	3.9%
Other cost of services (exclusive of depreciation and amortization shown separately below)	7,932	9,288	-14.6%
Selling, general and administrative	7,897	8,772	-10.0%
Depreciation and amortization	5,994	6,127	-2.2%
Total Operating Expenses	31,837	33,009	-3.6%
Operating Income	6,201	6,356	-2.4%
Interest Expense	(1,771)	(1,293)	37.0%
Equity in Net Income (Loss) of Affiliates	9	(173)	-%
Other Income (Expense) - Net	1,702	488	-%
Income Before Income Taxes	6,141	5,378	14.2%
Income Tax Expense	1,382	1,804	-23.4%
Net Income	4,759	3,574	33.2%
Less: Net Income Attributable to Noncontrolling Interest	(97)	(105)	7.6%
Net Income Attributable to AT&T	$4,662	$3,469	34.4%

Basic Earnings Per Share Attributable to AT&T	$0.75	$0.56	33.9%
Weighted Average Common Shares Outstanding (000,000)	6,161	6,166	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.75	$0.56	33.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,180	6,186	-0.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited for 2018	Mar. 31,	Dec. 31,
	2018	2017
Assets
Current Assets
Cash and cash equivalents	$48,872	$50,498
Accounts receivable - net of allowances for doubtful accounts of $642 and $663	16,290	16,522
Prepaid expenses	1,335	1,369
Other current assets	12,008	10,757
Total current assets	78,505	79,146
Property, Plant and Equipment - Net	125,124	125,222
Goodwill	105,482	105,449
Licenses	96,556	96,136
Customer Lists and Relationships - Net	9,878	10,676
Other Intangible Assets - Net	7,201	7,464
Investments in and Advances to Equity Affiliates	2,623	1,560
Other Assets	20,943	18,444
Total Assets	$446,312	$444,097

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$29,322	$38,374
Accounts payable and accrued liabilities	31,569	34,470
Advanced billings and customer deposits	5,081	4,213
Accrued taxes	1,534	1,262
Dividends payable	3,074	3,070
Total current liabilities	70,580	81,389
Long-Term Debt	133,724	125,972
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	45,730	43,207
Postemployment benefit obligation	30,116	31,775
Other noncurrent liabilities	19,117	19,747
Total deferred credits and other noncurrent liabilities	94,963	94,729
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,404	89,563
Retained earnings	55,018	50,500
Treasury stock	(12,432)	(12,714)
Accumulated other comprehensive income	7,404	7,017
Noncontrolling interest	1,156	1,146
Total stockholders' equity	147,045	142,007
Total Liabilities and Stockholders' Equity	$446,312	$444,097

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	2017 As Adjusted
Operating Activities
Net income	$4,759	$3,574
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,994	6,127
Undistributed earnings from investments in equity affiliates	(2)	182
Provision for uncollectible accounts	438	393
Deferred income tax expense	1,222	480
Net (gain) loss from investments, net of impairments	2	61
Actuarial (gain) loss on pension and postretirement benefits	(930)	-
Changes in operating assets and liabilities:
Accounts receivable	(439)	445
Other current assets	614	229
Accounts payable and other accrued liabilities	(1,962)	(1,582)
Equipment installment receivables and related sales	505	394
Deferred customer contract acquisition and fulfillment costs	(826)	(436)
Retirement benefit funding	(140)	(140)
Other - net	(288)	(762)
Total adjustments	4,188	5,391
Net Cash Provided by Operating Activities	8,947	8,965

Investing Activities
Capital expenditures:
Purchase of property and equipment	(5,957)	(5,784)
Interest during construction	(161)	(231)
Acquisitions, net of cash acquired	(234)	(162)
Dispositions	56	6
Sales (purchases) of securities, net	(116)	17
Advances to and investments in equity affiliates, net	(1,007)	-
Cash collections of deferred purchase price	267	185
Net Cash Used in Investing Activities	(7,152)	(5,969)

Financing Activities
Issuance of long-term debt	2,565	12,440
Repayment of long-term debt	(4,911)	(3,053)
Purchase of treasury stock	(145)	(177)
Issuance of treasury stock	11	21
Dividends paid	(3,070)	(3,009)
Other	2,048	(173)
Net Cash (Used in) Provided by Financing Activities	(3,502)	6,049
Net (decrease) increase in cash and cash equivalents and restricted cash	(1,707)	9,045
Cash and cash equivalents and restricted cash beginning of year	50,932	5,935
Cash and Cash Equivalents and Restricted Cash End of Period	$49,225	$14,980

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Capital expenditures
Purchase of property and equipment	$5,957	$5,784	3.0%
Interest during construction	161	231	-30.3%
Total Capital Expenditures	$6,118	$6,015	1.7%

Dividends Declared per Share	$0.50	$0.49	2.0%

End of Period Common Shares Outstanding (000,000)	6,148	6,147	-%
Debt Ratio	52.6%	51.6%	100	BP
Total Employees	249,240	264,530	-5.8%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
Wireless Subscribers
Domestic	143,832	133,804	7.5%
Mexico	15,642	12,606	24.1%
Total Wireless Subscribers	159,474	146,410	8.9%

Total Branded Wireless Subscribers	108,566	103,118	5.3%

Video Connections
Domestic	25,394	25,399	-%
Latin America	13,573	13,678	-0.8%
Total Video Connections	38,967	39,077	-0.3%

Broadband Connections
IP	14,637	14,110	3.7%
DSL	1,138	1,585	-28.2%
Total Broadband Connections	15,775	15,695	0.5%

Voice Connections
Network Access Lines	11,288	13,363	-15.5%
U-verse VoIP Connections	5,585	5,858	-4.7%
Total Retail Voice Connections	16,873	19,221	-12.2%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
Wireless Net Additions
Domestic	2,630	2,078	26.6%
Mexico	543	633	-14.2%
Total Wireless Net Additions	3,173	2,711	17.0%

Total Branded Wireless Net Additions	858	735	16.7%

Video Net Additions
Domestic	124	(161)	-%
Latin America	(15)	91	-%
Total Video Net Additions	109	(70)	-%

Broadband Net Additions
IP	150	246	-39.0%
DSL	(94)	(156)	39.7%
Total Broadband Net Additions	56	90	-37.8%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We  provide voice and data services, including high-speed internet, and video services.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Segment Operating Revenues
Service	$11,612	$12,465	-6.8%
Equipment	3,374	2,341	44.1%
Total Segment Operating Revenues	14,986	14,806	1.2%

Segment Operating Expenses
Operations and support	8,524	8,560	-0.4%
Depreciation and amortization	1,807	1,716	5.3%
Total Segment Operating Expenses	10,331	10,276	0.5%
Segment Operating Income	4,655	4,530	2.8%
Equity in Net Income of Affiliates	-	-	-%
Segment Contribution	$4,655	$4,530	2.8%

Segment Operating Income Margin	31.1%	30.6%	50	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
Consumer Mobility Subscribers
Postpaid	65,489	65,692	-0.3%
Prepaid	14,928	13,844	7.8%
Branded	80,417	79,536	1.1%
Reseller	8,910	10,549	-15.5%
Total Consumer Mobility Subscribers	89,327	90,085	-0.8%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
Consumer Mobility Net Additions
Postpaid	(64)	(282)	77.3%
Prepaid	192	282	-31.9%
Branded	128	-	-%
Reseller	(390)	(587)	33.6%
Total Consumer Mobility Net Additions	(262)	(587)	55.4%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Segment Operating Revenues
Wireless service	$1,791	$2,003	-10.6%
Strategic services	3,138	2,974	5.5%
Legacy voice and data services	2,839	3,549	-20.0%
Other service and equipment	839	878	-4.4%
Wireless equipment	578	288	-%
Total Segment Operating Revenues	9,185	9,692	-5.2%

Segment Operating Expenses
Operations and support	5,638	6,040	-6.7%
Depreciation and amortization	1,462	1,465	-0.2%
Total Segment Operating Expenses	7,100	7,505	-5.4%
Segment Operating Income	2,085	2,187	-4.7%
Equity in Net Income (Loss) of Affiliates	(1)	-	-%
Segment Contribution	$2,084	$2,187	-4.7%

Segment Operating Income Margin	22.7%	22.6%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
Business Solutions Wireless Subscribers
Postpaid	11,942	11,243	6.2%
Prepaid	743	-	-%
Branded	12,685	11,243	12.8%
Reseller	92	76	21.1%
Connected Devices	41,728	32,400	28.8%
Total Business Mobility Subscribers	54,505	43,719	24.7%

Business Solutions IP Broadband Connections	1,021	980	4.2%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
Business Solutions Wireless Net Additions
Postpaid	113	88	28.4%
Prepaid	49	-	-%
Branded	162	88	84.1%
Reseller	2	5	-60.0%
Connected Devices	2,728	2,572	6.1%
Total Business Solutions Wireless Net Additions	2,892	2,665	8.5%

Business Solutions IP Broadband Net Additions	(4)	4	-%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Segment Operating Revenues
Video entertainment	$8,359	$9,020	-7.3%
High-speed internet	1,878	1,941	-3.2%
Legacy voice and data services	819	1,031	-20.6%
Other service and equipment	521	609	-14.4%
Total Segment Operating Revenues	11,577	12,601	-8.1%

Segment Operating Expenses
Operations and support	8,939	9,605	-6.9%
Depreciation and amortization	1,312	1,420	-7.6%
Total Segment Operating Expenses	10,251	11,025	-7.0%
Segment Operating Income	1,326	1,576	-15.9%
Equity in Net Income (Loss) of Affiliates	9	(6)	-%
Segment Contribution	$1,335	$1,570	-15.0%

Segment Operating Income Margin	11.5%	12.5%	-100	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
Video Connections
Satellite	20,270	21,012	-3.5%
U-verse	3,632	4,020	-9.7%
DIRECTV NOW	1,467	339	-%
Total Video Connections	25,369	25,371	-%

Broadband Connections
IP	13,616	13,130	3.7%
DSL	816	1,164	-29.9%
Total Broadband Connections	14,432	14,294	1.0%

Voice Connections
Retail Consumer Switched Access Lines	4,535	5,533	-18.0%
U-verse Consumer VoIP Connections	5,105	5,470	-6.7%
Total Retail Consumer Voice Connections	9,640	11,003	-12.4%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
Video Net Additions[1]
Satellite	(188)	-	-%
U-verse	1	(233)	-%
DIRECTV NOW	312	72	-%
Total Video Net Additions	125	(161)	-%

Broadband Net Additions
IP	154	242	-36.4%
DSL	(72)	(127)	43.3%
Total Broadband Net Additions	82	115	-28.7%
[1] Includes the impact of customers that migrated to DIRECTV NOW.

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Segment Operating Revenues
Video entertainment	$1,354	$1,341	1.0%
Wireless service	404	475	-14.9%
Wireless equipment	267	113	136.3%
Total Segment Operating Revenues	2,025	1,929	5.0%

Segment Operating Expenses
Operations and support	1,804	1,759	2.6%
Depreciation and amortization	332	290	14.5%
Total Segment Operating Expenses	2,136	2,049	4.2%
Segment Operating Income (Loss)	(111)	(120)	7.5%
Equity in Net Income (Loss) of Affiliates	-	20	-%
Segment Contribution	$(111)	$(100)	-11.0%

Segment Operating Income Margin	(5.5)%	(6.2)%	70	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
Mexican Wireless Subscribers
Postpaid	5,607	5,095	10.0%
Prepaid	9,857	7,244	36.1%
Branded	15,464	12,339	25.3%
Reseller	178	267	-33.3%
Total Mexican Wireless Subscribers	15,642	12,606	24.1%

Latin America Satellite Subscribers
Total Latin America Satellite Subscribers	13,573	13,678	-0.8%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
Mexican Wireless Net Additions
Postpaid	109	130	-16.2%
Prepaid	459	517	-11.2%
Branded	568	647	-12.2%
Reseller	(25)	(14)	-78.6%
Total Mexican Wireless Net Additions	543	633	-14.2%

Latin America Satellite Net Additions
Total Latin America Satellite Net Additions	(15)	91	-%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended
Unaudited	March 31,		Percent
	2018	2017	Change
Operating Revenues
Service	$13,403	$14,468	-7.4%
Equipment	3,952	2,629	50.3%
Total Operating Revenues	17,355	17,097	1.5%

Operating Expenses
Operations and support	10,102	9,885	2.2%
Depreciation and amortization	2,095	1,992	5.2%
Total Operating Expenses	12,197	11,877	2.7%
Operating Income	$5,158	$5,220	-1.2%

Operating Income Margin	29.7%	30.5%	-80	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2018	2017	Change
AT&T Mobility Subscribers
Postpaid	77,431	76,935	0.6%
Prepaid	15,671	13,844	13.2%
Branded	93,102	90,779	2.6%
Reseller	9,002	10,625	-15.3%
Connected Devices	41,728	32,400	28.8%
Total AT&T Mobility Subscribers	143,832	133,804	7.5%

Domestic Licensed POPs (000,000)	329	325	1.2%

	Three Months Ended
	March 31,		Percent
	2018	2017	Change
AT&T Mobility Net Additions
Postpaid	49	(194)	-%
Prepaid	241	282	-14.5%
Branded	290	88	-%
Reseller	(388)	(582)	33.3%
Connected Devices	2,728	2,572	6.1%
Total AT&T Mobility Net Additions	2,630	2,078	26.6%
M&A Activity, Partitioned Customers and Other Adjustments	1	(2,723)	-%

Branded Churn	1.65%	1.71%	-6	BP
Postpaid Churn	1.06%	1.12%	-6	BP
Postpaid Phone Only Churn	0.84%	0.90%	-6	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

March 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$14,986	$8,524	$6,462	$1,807	$4,655	$-	$4,655
Business Solutions	9,185	5,638	3,547	1,462	2,085	(1)	2,084
Entertainment Group	11,577	8,939	2,638	1,312	1,326	9	1,335
International	2,025	1,804	221	332	(111)	-	(111)
Segment Total	37,773	24,905	12,868	4,913	7,955	$8	$7,963
Corporate and Other	265	691	(426)	19	(445)
Acquisition-related items	-	67	(67)	1,062	(1,129)
Certain Significant items	-	180	(180)	-	(180)
AT&T Inc.	$38,038	$25,843	$12,195	$5,994	$6,201

March 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$14,806	$8,560	$6,246	$1,716	$4,530	$-	$4,530
Business Solutions	9,692	6,040	3,652	1,465	2,187	-	2,187
Entertainment Group	12,601	9,605	2,996	1,420	1,576	(6)	1,570
International	1,929	1,759	170	290	(120)	20	(100)
Segment Total	39,028	25,964	13,064	4,891	8,173	$14	$8,187
Corporate and Other	337	829	(492)	34	(526)
Acquisition-related items	-	207	(207)	1,202	(1,409)
Certain Significant items	-	(118)	118	-	118
AT&T Inc.	$39,365	$26,882	$12,483	$6,127	$6,356

As a supplemental discussion of our operating results, we are providing results under the comparative historical accounting method prior to our adoption of ASC 606.
SUPPLEMENTAL INCOME STATEMENT
Supplemental Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Operating Revenues
Service	$33,646	$(1,423)	$35,069	$36,456	-3.8%
Equipment	4,392	531	3,861	2,909	32.7%
Total Operating Revenues	38,038	(892)	38,930	39,365	-1.1%

Operating Expenses
Cost of services and sales
Equipment	4,848	-	4,848	3,848	26.0%
Broadcast, programming and operations	5,166	-	5,166	4,974	3.9%
Other cost of services (exclusive of depreciation and amortization shown separately below)	7,932	(929)	8,861	9,288	-4.6%
Selling, general and administrative	7,897	(600)	8,497	8,772	-3.1%
Depreciation and amortization	5,994	-	5,994	6,127	-2.2%
Total Operating Expenses	31,837	(1,529)	33,366	33,009	1.1%
Operating Income	6,201	637	5,564	6,356	-12.5%
Interest Expense	(1,771)	-	(1,771)	(1,293)	37.0%
Equity in Net Income (Loss) of Affiliates	9	-	9	(173)	-%
Other Income (Expense) - Net	1,702	-	1,702	488	-%
Income Before Income Taxes	6,141	637	5,504	5,378	2.3%
Income Tax Expense	1,382	156	1,226	1,804	-32.0%
Net Income	4,759	481	4,278	3,574	19.7%
Less: Net Income Attributable to Noncontrolling Interest	(97)	(6)	(91)	(105)	13.3%
Net Income Attributable to AT&T	$4,662	$475	$4,187	$3,469	20.7%

Basic Earnings Per Share Attributable to AT&T	$0.75	$0.07	$0.68	$0.56	21.4%
Weighted Average Common Shares Outstanding (000,000)	6,161	-	6,161	6,166	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.75	$0.07	$0.68	$0.56	21.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,180	-	6,180	6,186	-0.1%

SUPPLEMENTAL CONSUMER MOBILITY

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Segment Operating Revenues
Service	$11,612	$(612)	$12,224	$12,465	-1.9%
Equipment	3,374	331	3,043	2,341	30.0%
Total Segment Operating Revenues	14,986	(281)	15,267	14,806	3.1%

Segment Operating Expenses
Operations and support	8,524	(650)	9,174	8,560	7.2%
EBITDA	6,462	369	6,093	6,246	-2.4%
Depreciation and amortization	1,807	-	1,807	1,716	5.3%
Total Segment Operating Expenses	10,331	(650)	10,981	10,276	6.9%
Segment Operating Income	4,655	369	4,286	4,530	-5.4%
Equity in Net Income of Affiliates	-	-	-	-	-%
Segment Contribution	$4,655	$369	$4,286	$4,530	-5.4%

Operating Income Margin	31.1%		28.1%	30.6%	-250	BP
EBITDA Margin	43.1%		39.9%	42.2%	-230	BP
EBITDA Service Margin	55.6%		49.8%	50.1%	-30	BP

SUPPLEMENTAL BUSINESS SOLUTIONS

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Segment Operating Revenues
Wireless service	$1,791	$(203)	$1,994	$2,003	-0.4%
Fixed strategic services	3,138	(2)	3,140	2,974	5.6%
Legacy voice and data services	2,839	(267)	3,106	3,549	-12.5%
Other service and equipment	839	(69)	908	878	3.4%
Wireless equipment	578	190	388	288	34.7%
Total Segment Operating Revenues	9,185	(351)	9,536	9,692	-1.6%

Segment Operating Expenses
Operations and support	5,638	(423)	6,061	6,040	0.3%
EBITDA	3,547	72	3,475	3,652	-4.8%
Depreciation and amortization	1,462	-	1,462	1,465	-0.2%
Total Segment Operating Expenses	7,100	(423)	7,523	7,505	0.2%
Segment Operating Income	2,085	72	2,013	2,187	-8.0%
Equity in Net Income of Affiliates	(1)	-	(1)	-	-%
Segment Contribution	$2,084	$72	$2,012	$2,187	-8.0%

Operating Income Margin	22.7%		21.1%	22.6%	-150	BP
EBITDA Margin	38.6%		36.4%	37.7%	-130	BP

SUPPLEMENTAL ENTERTAINMENT GROUP

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Segment Operating Revenues
Video entertainment	$8,359	$(106)	$8,465	$9,020	-6.2%
High-speed internet	1,878	-	1,878	1,941	-3.2%
Legacy voice and data services	819	(35)	854	1,031	-17.2%
Other service and equipment	521	(72)	593	609	-2.6%
Total Segment Operating Revenues	11,577	(213)	11,790	12,601	-6.4%

Segment Operating Expenses
Operations and support	8,939	(414)	9,353	9,605	-2.6%
EBITDA	2,638	201	2,437	2,996	-18.7%
Depreciation and amortization	1,312	-	1,312	1,420	-7.6%
Total Segment Operating Expenses	10,251	(414)	10,665	11,025	-3.3%
Segment Operating Income	1,326	201	1,125	1,576	-28.6%
Equity in Net Income (Loss) of Affiliates	9	-	9	(6)	-%
Segment Contribution	$1,335	$201	$1,134	$1,570	-27.8%

Operating Income Margin	11.5%		9.5%	12.5%	-300	BP
EBITDA Margin	22.8%		20.7%	23.8%	-310	BP

SUPPLEMENTAL INTERNATIONAL

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Segment Operating Revenues
Video entertainment	$1,354	$-	$1,354	$1,341	1.0%
Wireless service	404	(50)	454	475	-4.4%
Wireless equipment	267	10	257	113	-%
Total Segment Operating Revenues	2,025	(40)	2,065	1,929	7.1%

Segment Operating Expenses
Operations and support	1,804	(35)	1,839	1,759	4.5%
EBITDA	221	(5)	226	170	32.9%
Depreciation and amortization	332	-	332	290	14.5%
Total Segment Operating Expenses	2,136	(35)	2,171	2,049	6.0%
Segment Operating Income (Loss)	(111)	(5)	(106)	(120)	11.7%
Equity in Net Income (Loss) of Affiliates	-	-	-	20	-%
Segment Contribution	$(111)	$(5)	$(106)	$(100)	-6.0%

Operating Income Margin	-5.5%		-5.1%	-6.2%	110	BP
EBITDA Margin	10.9%		10.9%	8.8%	210	BP

SUPPLEMENTAL AT&T MOBILITY

Supplemental Operating Results
Dollars in millions	Three Months Ended
Unaudited	March 31,
	2018	Impact of ASC 606	Historical 2018	2017	Percent Change
Operating Revenues
Service	$13,403	$(814)	$14,217	$14,468	-1.7%
Equipment	3,952	521	3,431	2,629	30.5%
Total Operating Revenues	17,355	(293)	17,648	17,097	3.2%

Operating Expenses
Operations and support	10,102	(712)	10,814	9,885	9.4%
EBITDA	7,253	419	6,834	7,212	-5.2%
Depreciation and amortization	2,095	-	2,095	1,992	5.2%
Total Operating Expenses	12,197	(712)	12,909	11,877	8.7%
Operating Income	$5,158	$419	$4,739	$5,220	-9.2%

Operating Income Margin	29.7%		26.9%	30.5%	-360	BP
EBITDA Margin	41.8%		38.7%	42.2%	-350	BP
EBITDA Service Margin	54.1%		48.1%	49.8%	-170	BP